NASDAQ: ATRS August 2017 Exhibit 99.1

Safe Harbor Statement 2 This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to certain risks and uncertainties that can cause actual results to differ materially from those described. Factors that may cause such differences include, but are not limited to: U.S. Food and Drug Administration (“FDA”) actions with respect to the XYOSTED™ NDA, FDA approval of the XYOSTED™ NDA and future market acceptance and revenue for XYOSTED™; FDA approval of AMAG Pharmaceuticals sNDA for Makena and any revenue from the same; the outcome of the pending patent litigation between Teva Pharmaceutical Industries, Ltd. (Teva) and Eli Lilly and Company regarding the Teriparatide multi-dose pen; FDA action with respect to Teva’s Abbreviated New Drug Application (“ANDA”) for the Teriparatide multi-dose pen and the timing and approval, if any, by the FDA of the same; Teva’s expectations about timing and approval of the VIBEX® epinephrine pen ANDA, FDA approval of the same and the therapeutic equivalence rating thereof, and any future revenue from the same; Teva’s ability to successfully commercialize VIBEX® Sumatriptan Injection USP and the amount of revenue from the same; FDA action with respect to Teva’s ANDA filed for the Exenatide pen and future revenue from the same; continued growth of prescriptions and sales of OTREXUP®; the timing and results of research projects, clinical trials, and product candidates in development; actions by the FDA or other regulatory agencies with respect to the Company’s products or product candidates of its partners; continued growth in product, development, licensing and royalty revenue; the Company’s ability to obtain financial and other resources for its research, development, clinical, and commercial activities and other statements regarding matters that are not historical facts, and involve predictions. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance, achievements or prospects to be materially different from any future results, performance, achievements or prospects expressed in or implied by such forward-looking statements. In some cases you can identify forward-looking statements by terminology such as ''may'', ''will'', ''should'', ''would'', ''expect'', ''intend'', ''plan'', ''anticipate'', ''believe'', ''estimate'', ''predict'', ''potential'', ''seem'', ''seek'', ''future'', ''continue'', or ''appear'' or the negative of these terms or similar expressions, although not all forward-looking statements contain these identifying words. Additional information concerning these and other factors that may cause actual results to differ materially from those anticipated in the forward-looking statements is contained in the "Risk Factors" section of the Company's Annual Report on Form 10-K for the year ended December 31, 2016, and in the Company's other periodic reports and filings with the Securities and Exchange Commission. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this presentation. All forward-looking statements are based on information currently available to the Company on the date hereof, and the Company undertakes no obligation to revise or update these forward-looking statements to reflect events or circumstances after the date of this presentation, except as required by law. ©2017 Copyright Antares Pharma, Inc. All Rights Reserved.

Antares Pharma A Growing, Revenue Generating State-of-the-Art Specialty Pharmaceutical Company An Innovative Leader in Self-Administered Injection Technology Two combination products approved and on the U.S. market (OTREXUP®, Sumatriptan) and one combination product approved in Europe with marketing authorizations in 17 countries and awaiting patent clearance (Teriparatide) Three ANDA drug device combination products submitted by Teva and under U.S. FDA review with first to file status (Exenatide, Epinephrine pen, Teriparatide) One NDA for a Drug Device Combination Product under active review at the FDA (XYOSTED™) One sNDA for a Drug Device Combination Product under active review at the FDA submitted by AMAG (Makena®) Novel Drug Delivery Technology Can Provide Life Cycle Management Solutions Auto-injector platform and Multi-dose pen platform

XYOSTED™ Launch Plan

Commercial Launch Planning Underway! PDUFA Date: October 20, 2017 Key Next Steps: Finalization of WAC price Finalization of Payer Access Strategy and Prioritization Finalization of all Marketing Assets and Activities Distribution Strategy and Trade Negotiations Sales Representative recruitment (pending FDA approval) Marketing Managed Markets Sales

Commercial Launch Plan Territory alignment and mapping complete 7 Regional Sales Managers (RSM) and 60 Specialty Account Representatives (SAR) RSM start date ~ August 1 Sales training tools in development SAR anticipated start date ~ December 1 (assuming FDA approval)

Managed Markets Research Payer advisory board held in conjunction with Academy of Managed Care Pharmacy meeting in April Conducted in-depth payer research to clarify areas of interest surrounding launch of XYOSTED Goal of the advisory board and payer research: To better understand coverage and management of testosterone therapy products by payer Gather insight on plan control mechanisms To obtain feedback on pricing, contracting, (coverage, formulary position, restrictions) Outcome- Managed Markets Launch Strategy ATRS National Account Directors along with a retained team of external strategic account managers will target and engage formulary placement discussions with ~40 of the top PBM, National and Government payers These targets represent 75% of brand and 70% of generic commercial utilization of the TRT market ATRS will be aggressive in discussing Medicare opportunities with payers Over 50% of targeted accounts researched said they would consider access during first 6 months, provided the Company offers an access rebate

Name XYOSTED™ - Subcutaneous Testosterone Enanthate in an auto injector Dosing Once weekly, single use, fixed dose subcutaneous product Doses 50 mg/0.5 mL TE in solution 75 mg/0.5 mL TE in solution 100 mg/0.5 mL TE in solution Product Features Easy to use and store at room temperature Auto injector allows for rapid subcutaneous delivery of viscous TE solution through a fine (27-gauge) needle 1,510 of 1,519 (99.4%) of observed injections in the 52 week P3 “003” study were reported as painless XYOSTED™ Product Profile Mean Ctrough (ng/dL) over 52 week “003” study 6 12 18 26 38 52 Week 1, pre-dose QST-13-003 treatment regimen demonstrated a mean steady state concentration of testosterone of 553.3 ± 127.3 ng/dL at 12 weeks

Testosterone Replacement Market: 2015-17 Retail Prescriptions Symphony Health Solutions: Phast IDV 2016 2015

VIBEX® Sumatriptan Auto Injector Q217 product revenue of $2.3 million generated from the shipment of sumatriptan to Teva - $15 million since launch (Q216 – Q217) Market Share week ended 7/21 = 29%* VIBEX® Sumatriptan Injection USP *Symphony Health Solutions Weekly TRx Data

OTREXUP® Quarterly Revenue/TRx* Progression *Total Quarterly Prescriptions Per Symphony Health Solutions/Bloomberg Intelligence OTREXUP® TRx Data OTREXUP® Revenue Q114 Q214 Q314 Q414 Q115 Q215 Q315 Q415 Q116 Q216 Q316 Q416 Q117 Q217 10,770 $3.9 M

Generic Byetta® (exenatide) Multi-Dose Pen Teva announced settlement with AstraZeneca and Amylin which allows Teva to launch on October 15, 2017, pending FDA approval Teva filed ANDA in December 2014 and it is under FDA review – Antares believes Teva has first to file status and 180 days of marketing exclusivity Symphony retail sales of Byetta in 2016 ~$284 million Managed care plans may require Bydureon patients (extended release Byetta) to step through generic Byetta; Symphony 2016 retail sales of Bydureon ~$890 million ATRS will supply devices at reasonable margin plus receive high single digit to mid-teens royalty on Teva end sales

VIBEX® Epinephrine Teva filed ANDA amendment with FDA in December 2014, Complete Response Letter (CRL) issued February 2016, Teva submitted responses to CRL in Q117 and they are targeting a launch in early 2018 Shipped ~$20 million worth of devices to date Agreement with Teva – ATRS will receive margins on device sales and mid-to-high single digit royalty on overall product sales High visibility for the need of a generic EpiPen® EpiPen® is a registered trademark of the Mylan Companies

Generic Forteo® (teriparatide) Multi-Dose Pen Teva ANDA accepted by FDA 2/16; Lilly filed a lawsuit in response to Teva’s Paragraph IV notice, 30 month stay expires in August 2018. Lilly has agreed not to sue Teva on the device patent (which expires in 2025) - last to expire orange book patent is now August 2019* Based on available information, Antares believes Teva may have first to file status in U.S. and may be entitled to 180 days of marketing exclusivity In December, Teva reported the successful completion of the registration process for teriparatide in Europe, and the Public Assessment Report for the Decentralized Procedure was just published - the product was filed in 17 countries which addresses the majority of the value in Europe - awaiting patent clearance in EU Teriparatide injection is the first product approved using ATRS multi-dose pen technology Lilly reported 2016 Forteo® revenue of $1.5 billion1 - $771 million U.S. - $729 million ROW ATRS will supply devices at reasonable margin plus receive high single digit to mid-teens royalty on Teva end sales 1 2016 Lilly 10k *Bloomberg Intelligence Litigation Watch: Eli Lilly Forteo Suit

Makena®

- **AMAG/Makena® alliance began in 2014**

- **Antares is using the QuickShot device to develop a once-weekly subcutaneous injection of Makena**
  - **Potentially better patient compliance**
  - **Potentially easier administration**
  - **Currently administered IM with a large-gauge needle from a single dose vial, Auto-injector product sub-Q through a fine-gauge needle**

- **Makena 2016 revenue was ~$334 million, $102.7 in Q217. Expected to grow to ~$410-$440* in 2017**

- **First patients dosed in definitive PK study on 10/12/16 – AMAG announced positive topline results 2/2/17 - sNDA filed April 17, 2017 – FDA target action date February 14, 2018**

- **ATRS will supply devices at reasonable margin plus receive high single to low double digit royalties and sales milestones**

*AMAG Revenue Guidance updated 1/9/17

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Second Quarter and Year-to-Date 2017 Revenue Mix Three Months Ended June 30 Increase Six Months Ended June 30 Increase 2017 2016 (Decrease) 2017 2016 (Decrease) OTREXUP $3,923 $3,810 3% $ 8,487 $7,120 19% Auto injector and pen injector devices 2,435 3,914 (38%) 6,544 9,892 (34%) Needle-free injector devices & components 986 966 2% 2,350 2,519 (7%) Total Product Sales 7,344 8,690 (15%) 17,381 19,531 (11%) Development revenue 4,788 3,267 47% 6,410 4,366 47% Licensing revenue 1,019 39 2532% 1,038 89 1,066% Royalties 265 232 14% 595 561 6% Total Revenue $13,416 $ 12,228 10% $ 25,424 $ 24,547 4%

Second Quarter and Year-to-Date 2017 Financial Results Three Months Ended June 30 Increase Six Months Ended June 30 Increase 2017 2016 (Decrease) 2017 2016 (Decrease) Total Revenue $ 13,416 $ 12,228 10% $ 25,424 $ 24,547 4% Cost of Revenue 5,616 7,318 (23%) 11,836 14,094 (16%) Gross Profit 7,800 4,910 59% 13,588 10,453 30% % Revenues 58% 40% 53% 43% Research & Development 3,160 3,948 (20%) 6,246 9,596 (35%) Selling, General & Administrative 7,360 7,014 5% 14,827 14,618 1% Total Operating Expenses 10,520 10,962 (4%) 21,073 24,214 (13%) Operating Loss (2,720) (6,052) (55%) (7,485) (13,761) (46%) Other Income (Expense) (120) (9) 1206% (91) 43 (312%) Net Loss $ (2,840) $ (6,061) (53%) $ (7,576) $ (13,718) (45%) Loss Per Share $ (0.02) $ (0.04) $ (0.05) $ (0.09)

Debt Financing From Hercules Capital Five year term loan agreement provides up to $35 million First tranche of $25 million was funded upon execution of the loan agreement Antares has an option to draw up to an additional $10 million upon achievement of a certain milestone Payments under the loan are interest only for the initial 24-month period, followed by equal monthly installments of principal and interest until the end of the five year term The interest rate on the loan is 8.5% with a maximum rate of 9.5% This non-dilutive financing further strengthens our cash position and we believe gives us the ability to appropriately invest in the launch of XYOSTED™

ATRS Investment Considerations A revenue generating Specialty Pharmaceutical Company poised for growth Ongoing Catalysts: XYOSTED™ NDA under active review at FDA – October 20, 2017 PDUFA date Sumatriptan Injection USP launched – TRx share ~29% per weekly TRx data (7/21/17) Continued TRx Growth of OTREXUP™ Q217 vs. Q216 +14% Progress in Alliance Business – Building tooling and shipping device inventories for potential approvals (Exenatide, Teriparatide, Epinephrine, Makena®) Expect to add to pipeline strategic new drug/device R&D combination products in the next 12 months Potential for five regulatory approvals of pending FDA applications over next 18 months: 2017 – XYOSTED™ (NDA), Exenatide (ANDA) and Epinephrine (ANDA) 2018 – Makena® (sNDA) and Teriparatide (ANDA) (approved in Europe 12/16) Strong balance sheet – $43.4 million in cash, cash equivalents and short term investments at 6/30/17

NASDAQ: ATRS August 2017